SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2002

OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780

SIGNATURE
Exhibit Index
EX-23.B Consent of KPMG LLP

Item 5. Other Events

     This Current Report on Form 8-K is being filed in connection with the Registrant’s Registration Statement on Form S-3, Registration No. 333-90952 (the “Registration Statement”), and the Registrant’s preliminary Prospectus Supplement dated September 20, 2002 (the “Preliminary Prospectus Supplement”) relating to the offering of its Insured Senior Notes due October 1, 2017 and Senior Notes due October 1, 2032.

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the SEC on March 26, 2002, SEC File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002 and for the periods ended March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the SEC on May 13, 2002); and as of June 30, 2002 and for the periods ended June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (filed with the SEC on August 14, 2002), and the Current Reports on Form 8-K filed with the SEC on January 25, 2002, April 18, 2002, July 19, 2002 and August 14, 2002, as they related to Ambac Assurance Corporation, are hereby incorporated by reference into this Current Report, the Registration Statement and the Preliminary Prospectus Supplement and are deemed to be part hereof and thereof. The consent of KPMG LLP is filed as an exhibit to this Current Report.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibit to the Registration Statement is filed as part of this report:

23-B Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 20, 2002

OTTER TAIL CORPORATION

By:	/s/ George A. Koeck

George A. Koeck
Corporate Secretary and
General Counsel

Exhibit Index

23-B Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries.